UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 13, 2023

La Rosa Holdings Corp.
(Exact name of registrant as specified in its charter)

Nevada	001-41588	87-1641189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1420 Celebration Blvd., 2 nd Floor Celebration, Florida	34747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(321) 250-1799

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	LRHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Explanatory Note

On October 19, 2023, La Rosa Holdings Corp. (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K Report”) to report among other things the closing of two acquisitions. This Amendment No. 1 to the Initial 8-K Report provides the pro forma financial informa tion
requ
ired by Item 9.01(b).

Item 9.01. Financial Statements and Exhibits.

(b) Pro forma financial information.

The Unaudited Pro Forma Condensed Combined Balance Sheet of La Rosa Holdings Corp. and Subsidiaries as of June 30, 2023, Unaudited Pro Forma Condensed Combined Statements of Income of La Rosa Holdings Corp. and Subsidiaries as of June 30, 2023 and Unaudited Pro Forma Condensed Combined Statements of Operations as of December 31, 2022 are attached hereto as Exhibit 99.1 and incorporated herein by reference into this Item 9.01(b).

The following exhibits are being filed herewith, unless otherwise indicated:

Exhibit No.	Description
99.1	Unaudited Pro Forma Financial Statements of La Rosa Holdings Corp. and Subsidiaries as of June 30, 2023.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2023	LA ROSA HOLDINGS CORP.

	By:	/s/ Joseph La Rosa
	Name:	Joseph La Rosa
	Title:	Chief Executive Officer